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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AXS-ONE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXS-ONE INC.
301 Route 17 North
Rutherford, New Jersey 07070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 25, 2005

TO OUR STOCKHOLDERS:

        The annual meeting of stockholders (the "Annual Meeting") of AXS-One Inc. (the "Company") will be held at the Renaissance Meadowlands Hotel, 801 Rutherford Avenue, Rutherford, NJ 07070, telephone number (201) 231-3100 on May 25, 2005, at 10:00 a.m. for the following purposes:

  (1)
  To elect eight directors to serve until the next Annual Meeting or until their respective successors shall have been duly elected and qualified;

  (2)
  To approve the 2005 Stock Incentive Plan

  (3)
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2005; and

  (4)
  To transact such other business as may properly come before the Annual Meeting.

        Only stockholders of record at the close of business on April 15, 2005 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the corporate headquarters at the address above.

        Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. A copy of the Company's Annual Report for the year 2004 is enclosed.

By Order of the Board of Directors,
WILLIAM P. LYONS Chief Executive Officer and Chairman of the Board

Rutherford, New Jersey
April 15, 2005

IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
BE COMPLETED AND RETURNED PROMPTLY

AXS-ONE INC.
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 25, 2005

        This Proxy Statement is furnished to stockholders of record of AXS-One Inc. (the "Company") as of the close of business on April 15, 2005 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders to be held on May 25, 2005 (the "Annual Meeting").

        Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted "FOR" the election of the named nominees as Directors of the Company, "FOR" the approval of the 2005 Stock Incentive Plan, "FOR" the ratification of the Company's independent public accountants, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted as a vote "WITHHELD" with respect to election of directors, as a vote "AGAINST" the approval of the 2005 Stock Incentive Plan and "AGAINST" the ratification of the Company's independent public accountants and will not be counted in tabulations of the votes cast on any other proposal that may be properly presented at the Annual Meeting, whereas broker non-votes will not be counted and therefore will not affect the vote with respect to any such proposal.

        The Annual Report of the Company (which does not form a part of the proxy solicitation materials), including the Annual Report on Form 10-K with the financial statements of the Company for the fiscal year ended December 31, 2004, is being distributed concurrently herewith to stockholders. The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by directors or employees of the Company or its subsidiaries without additional compensation. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

        The mailing address of the principal executive offices of the Company is 301 Route 17 North, Rutherford, New Jersey 07070. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about April 22, 2005.

        Unless the Company receives contrary instructions from one or more of the affected stockholders, only one copy of the Company's Annual Report and this Proxy Statement is being delivered to multiple stockholders sharing the same address. The Company hereby undertakes to promptly deliver a separate copy of this Proxy Statement and/or the Annual Report upon the written or oral request of any stockholder to whom the previous sentence applies. Said written or oral request should be made to the Company Secretary at the address set forth in the preceding paragraph or by telephone (201-935-3400). Stockholders sharing the same address and (a) currently receiving only one copy of the Annual Report and Proxy Statement but desiring multiple copies of such materials in the future, or (b) currently receiving multiple copies of the Annual Report and Proxy Statement but desiring only one copy of such materials in the future, should contact the Company Secretary as provided in the previous sentence.

VOTING SECURITIES

        The Company has only one class of voting securities, its common stock, par value $0.01 per share (the "Common Stock"). At the Annual Meeting, each stockholder of record at the close of business on April 15, 2005 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. On April 15, 2005 there were 29,350,116 shares of Common Stock outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

PROPOSAL 1

ELECTION OF DIRECTORS

        Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the eight nominees named below as Directors of the Company to serve until the next Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election.

        The Board of Directors currently has eight members, all of whom are nominees for election. Each director shall serve until the next Annual Meeting or until their respective successors shall have been duly elected and qualified. The affirmative vote of a plurality of the shares of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to elect the Directors.

Nominees for Election as Directors

        The following information, as of April 15, 2005 with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years, has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

        William P. Lyons, 60, joined the Company as President and Chief Executive Officer in April 2004 and was appointed Chairman of the Board on June 10, 2004. Prior to joining the Company, Mr. Lyons was President and Chief Executive Officer of Caminus Corporation, a publicly traded provider of integrated enterprise software applications to the global energy industry from July 2002 until April 2003 when it was sold to SunGard Data Systems, Inc. From April 2003 until April 2004, Mr. Lyons served as a consultant for various pre-public software companies on strategic issues. From January 2001 until July 2002, when it was sold to Rational Software, Mr. Lyons was President & Chief Executive Officer of NeuVis, a technology provider of N-tier application development software. From 1998 to 2001, Mr. Lyons was President and Chief Executive Officer of Finjan Software, a privately held vendor of security software solutions. Mr. Lyons was a director of FileNet Corporation, a software provider for Enterprise Content Management (ECM) until he resigned in November 2004.

        Elias Typaldos, 54, a founder of the Company, has been Senior Vice President, Research and Development (1978 – 2002) and Executive Vice President, Technology (2002 – present) of the Company. Mr. Typaldos has also been a director since the Company's formation in 1978, and served as Chairman of the Board from March 1997 until June 2004.

        Gennaro Vendome, 58, a founder of the Company, has been a Vice President and director since the Company's formation in 1978, with the exception that Mr. Vendome served as Executive Vice President of Sales, Marketing and Consulting for North America from April 2002 until August 2004. He is currently the Executive Vice President of Business Development. Mr. Vendome was Treasurer of the Company from 1981 until 1991 and Secretary of the Company from 1982 until 1991.

        Robert Migliorino, 55, has been a director since 1991. Since January 1, 2002, Mr. Migliorino has been a Managing Director and founding partner of W Capital Management LLC, a private equity investment firm. Prior to W Capital, he was a founding partner of the venture capital partnership Canaan Partners, which, through its affiliates, was, until early 2000, a principal stockholder of the Company. Prior to establishing Canaan Partners in 1987, he spent 15 years with General Electric Co. in their Drive Systems, Industrial Control, Power Delivery, Information Services and Venture Capital businesses.

        William E. Vogel, 67, has been a director since August 1996. Mr. Vogel is currently retired. From 1971 to October 2002, Mr. Vogel was Chief Executive Officer of Centennial Financial Group, Inc., which is in the health insurance business. He was also the Chief Executive Officer of W.S. Vogel Agency, Inc., a life insurance brokerage general agency, from 1961 until October 2002. From November 2000 to October 2002, Mr. Vogel was an employee and Executive Sales Manager for Benefitmall.com which is in the employee benefits business.

        Edwin T. Brondo, 57, has been a director since May 1997. Mr. Brondo is currently retired. From August 1998 to August 2000 he was Executive Vice President and Chief Financial Officer of e-Vantage Solutions, Inc. (formerly called Elligent Consulting Group, Inc.), a technology consulting company. e-Vantage Solutions may be deemed to be an affiliate of the Company by virtue of the relationship of e-Vantage Solutions with a major stockholder of the Company. Mr. Brondo was Chief Administrative Officer and Senior Vice President of First Albany Companies, Inc., an investment banking firm, from June 1993 until December 1997.

        Daniel H. Burch, 53, has been a director since October 1999. Mr. Burch is the Chairman of the Board, Chief Executive Officer and founder of MacKenzie Partners, Inc., a proxy solicitation and mergers and acquisitions firm. From January 1990 to the founding of MacKenzie Partners in February 1992, Mr. Burch was Executive Vice President at Dewe Rogerson & Company, an investor and public relations firm.

        Allan Weingarten, 67, has been a director since October 2000. On December 31, 2003, Mr. Weingarten retired from Jacuzzi Brands, Inc. (formerly U.S. Industries, Inc.), a manufacturer of home and building products, where, since January 2001, he was the Senior Vice President and Chief Financial Officer. He continues his work as a private investor and independent business consultant that he began in 1995. He is also a director of Programmers Paradise, Inc.

Committees of the Board of Directors

        The Audit Committee of the Board of Directors reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's independent registered public accounting firm and the accounting practices of the Company. The Audit Committee met eight times during 2004.

        The Audit Committee operates pursuant to a written charter, reviewed and re-adopted annually by the Company's Board of Directors. The current version of this charter (said charter is not currently posted on the Company's website) is attached as an appendix to the Company's June 9, 2004 Proxy Statement. Messrs. Burch, Vogel and Weingarten, the current members of the Audit Committee, are each independent for purposes of Section 121(A) of the listing standards of the American Stock Exchange. In addition, the Company's Board of Directors has determined that the Audit Committee has at least one "audit committee financial expert," Mr. Weingarten, as defined by the Securities and Exchange Commission, serving on the Committee.

        The Compensation Committee operates pursuant to a written charter, reviewed and re-adopted annually by the Company's Board of Directors (said charter is not currently posted on the Company's website). The Compensation Committee of the Board of Directors determines the salaries and incentive compensation of the CEO and other officers of the Company and administers the Company's equity plans. The Compensation Committee held three formal meetings during 2004, met informally on a frequent basis and, as permitted by Delaware law, did act by unanimous written consent on several occasions. Messrs. Migliorino and Brondo are the members of the Compensation Committee and are each independent for purposes of Section 121(A) of the listing standards of the American Stock Exchange.

        The Nominating Committee of the Board of Directors recruits and nominates directors. The Nominating Committee operates pursuant to a written charter, reviewed and re-adopted annually by the Company's Board of Directors. The current version of this charter is attached as an appendix to the Company's June 9, 2004 Proxy Statement (said charter is not currently posted on the Company's website). The Nominating Committee has established policies concerning the identification of candidates, including candidates recommended by stockholders; the evaluation of candidates; and the recommendation to the Board of candidates for the Board's selection as director nominees. Messers. Brondo, Vogel and Weingarten are the members of the Nominating Committee and are each independent for purposes of Section 121(A) of the listing standards of the American Stock Exchange. The Nominating Committee met two times during 2004.

        The Nominating Committee's process for identifying and evaluating nominees for director is to first consider whether the then current size of the Board, and the qualifications of the incumbent directors, best serve the interests of the Company. If the foregoing evaluation were to result in expected vacancies on the Board, the Committee would then, using the extensive business contacts of the members of the Committee and of the other Board members, seek out nominees with excellent decision-making ability, business experience, personal integrity and reputation. Stockholders may also provide candidates for directors. There are no specific minimum qualifications, nor specific qualities or skills, that the Nominating Committee believes that the nominees must possess. This process does not differ depending on whether the candidate has been proposed by a Committee member or by a stockholder. In order to be considered by the Nominating Committee, a candidate for director proposed by a stockholder, including his or her qualifications, should be submitted in writing to the chair of the Committee (currently Mr. Vogel), at least 180 days prior to the date of the previous year's proxy statement relating to the annual meeting of stockholders.

Attendance at Board and Committee Meetings

        During fiscal year 2004, the Board of Directors held ten meetings. During fiscal year 2004, each incumbent Director attended at least 75% of the number of meetings held of the Board of Directors and Committees on which he served. In addition to formal meetings, the Board of Directors and the Audit, Nominating and Compensation Committees meet frequently on an informal basis.

Compensation of Directors

        Cash Compensation.    Beginning in 2003, the five non-employee Directors receive a fee for attending Board of Directors or committee meetings (subject to an annual maximum of $10,000), and are reimbursed for travel expenses incurred in connection with performing their respective duties as Directors of the Company. Each non-employee Director earned a fee of $10,000 for 2004. Beginning in 2005, the fee structure has been revised as follows: each non-employee Director will be paid an annual cash retainer of $20,000 plus per meeting fees of $2,000 for each regularly scheduled Board meeting, $1,000 for each telephonic, special Board meeting, $750 for each Audit Committee meeting and $500 for each other committee meeting attended by that non-employee Director (no separate fees for any committee meeting will be paid when the committee meeting is on the same day as a Board meeting).

        Stock Option Grant.    Each non-employee Director first elected or appointed to the Board of Directors will be granted an option for 40,000 shares of Common Stock on the date of his or her election or appointment to the Board of Directors. In addition, at each Annual Meeting of Stockholders, each non-employee Director with at least twelve months of service on the Board of Directors who will continue to serve as a non-employee Director following the meeting will be granted an option for 10,000 shares of Common Stock. Each of these options will have an exercise price equal to 100% of the fair market value of the Common Stock on the grant date, a maximum term of ten years, subject to earlier termination upon the optionee's cessation of Board of Director service, and will vest in successive equal annual installments on the first four anniversaries of the date of grant. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving on the Board of Directors. Pursuant to this option grant program, Messrs. Migliorino, Burch, Vogel, Weingarten and Brondo will each receive a 10,000-share option grant on the date of the Annual Meeting, if such individuals are reelected.

Procedure For Stockholders to Contact Board of Directors

        Attached as an Appendix to this Proxy Statement is the procedure adopted by the Board of Directors whereby stockholders can communicate directly with the Board or individual directors. All legitimate correspondence will be relayed to the Board or director, as appropriate.

Director Attendance at Annual Stockholder Meetings

        The Company does not have a policy regarding director attendance at annual meetings of stockholders. Seven of the eight directors attended the 2004 Annual Meeting.

EXECUTIVE OFFICERS AND INFORMATION
REGARDING EXECUTIVE OFFICER COMPENSATION

Executive Officers

        The executive officers of the Company as of March 31, 2005 were as follows:

Name	Age	Position
William P. Lyons	60	Chairman of the Board and Chief Executive Officer
Elias Typaldos	54	Executive Vice President, Technology and Director
Gennaro Vendome	58	Executive Vice President, Business Development and Director
Joseph Dwyer	49	Executive Vice President, Chief Financial Officer and Treasurer
Matthew Suffoletto	57	Senior Vice President, Sales and Professional Services, North America
Richard Dym	57	Executive Vice President, Chief Marketing Officer
Paul Abel	51	Vice President, Secretary and General Counsel

Information Concerning Executive Officers Who Are Not Directors

        Paul Abel joined the Company in April 1997 as Secretary and Corporate Counsel and was promoted to Vice President, Secretary and General Counsel in June 1998. From October 1996 to March 1997, Mr. Abel served as Project Manager for Charles River Computers, an IT systems integrator. From 1983 to September 1996, Mr. Abel was an attorney with Matsushita Electric Corporation of America, an electronic products manufacturer/distributor.

        Joseph Dwyer joined the Company as Executive Vice President, Chief Financial Officer and Treasurer in December 2004. In 2004, prior to joining the Company, Mr. Dwyer served as Chief Financial Officer of Synergen, Inc, a company engaged in the development and marketing of enterprise asset management and mobile workforce software to utilities, municipalities and asset intensive industries. From 2001 to 2003, Mr. Dwyer served as Executive Vice President and Chief Financial Officer of Caminus Corporation, a publicly traded provider of integrated enterprise software applications to the global energy industry, and from 2000 to 2001 he served as Executive Vice President and Chief Financial Officer of ACTV, Inc., a publicly traded digital media company. Prior to ACTV, from 1994 to 2000, Mr. Dwyer served as Senior Vice President of Finance for Winstar Communications, Inc., a publicly traded global telecommunications provider.

        Richard Dym joined the Company in June 2004 as the Executive Vice President and Chief Marketing Officer. Prior to joining the Company, from September 2002 through July 2004, Mr. Dym held the position of Chief Marketing Officer at OpSource, Inc., a venture funded IT infrastructure outsourcing company. From February 2001 through May 2002, Mr. Dym served as Senior Vice President of Marketing for Metromedia Fiber Networks (now Abovenet). From January 2000 to February 2001 he served as Vice President Marketing for SiteSmith, Inc., which was sold to Metromedia Fiber Networks. Prior positions included Senior Vice President of Marketing and Vice president of International Operations at ParcPlace; General Manager of the Multimedia Division at Autodesk; and Director, Graphics and Decision Support products for Ashton-Tate, all software vendors.

        Matthew Suffoletto joined the Company in October 2004 as the Senior Vice President of Sales and Professional Services, North America. Prior to joining the Company, from November 2001 through September 2004, Mr. Suffoletto was President and CEO of IXOS Software, Inc., a wholly owned subsidiary of SAP archiving software vendor, IXOS Software AG (acquired by Open Text in October 2003). From November 2000 to November 2001, Mr. Suffoletto served as CEO of TechTrader, an Internet infrastructure software company. Previously, he spent six years leading sales and marketing, as Senior Vice President and General Manager, with a project management software company, Primavera Systems Inc.

SUMMARY COMPENSATION TABLE

        The following table sets forth the annual and long-term compensation received for the three fiscal years ended December 31, 2004, by the Company's Chief Executive Officer who served in such capacity in the fiscal year 2004, and the four most highly compensated executive officers of the Company, other than the CEO, whose total compensation during fiscal year 2004 exceeded $100,000 and who were serving as executive officers as of fiscal year ended December 31, 2004 or served during fiscal year 2004 (collectively, the "Named Executive Officers"):

		Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation		Restricted Stock Awards	Securities Underlying Options	All Other Compensation
William P. Lyons Chairman of the Board and Chief Executive Officer	2004	$271,282	$43,200	$—		—	900,000	$17,721	(1)
John A. Rade(8) Former Chief Executive Officer and President	2004 2003 2002	400,000 375,000 300,000	— — —	— — —		— — —	— — —	24,119 20,462 17,820	(2) (2) (2)
Elias Typaldos Executive Vice President, Technology and Director	2004 2003 2002	300,000 300,000 270,000	29,534 50,000 —	— — —		— — —	— — —	12,503 13,277 11,988	(3) (3) (3)
Gennaro Vendome Executive Vice President, Business Development	2004 2003 2002	225,000 225,000 189,000	— — —	52,809 62,630 1,704	(4) (4) (4)	— — —	— — —	9,650 6,103 6,013	(5) (5) (5)
William G. Levering III(9) Former Vice President, Chief Financial Officer	2004 2003 2002	180,000 180,000 157,500	61,000 84,167 69,857	— — —		— — —	— — —	7,132 3,541 541	(6) (6) (6)
Paul Abel Vice President, Secretary and General Counsel	2004 2003 2002	165,000 165,000 142,800	22,200 48,375 36,011	— — —		— — —	— — —	11,513 9,428 9,764	(7) (7) (7)

(1)
Includes premiums on life and disability insurance and matching contributions to the Company's 401(k) plan of $6,500. In addition, the amount includes $7,009 of an auto allowance.

(2)
Includes premiums on life and disability insurance and matching contributions to the Company's 401(k) plan of $2,642 and $6,299 for 2003 and 2004, respectively. In addition all three years include $9,000 of an auto allowance

(3)
Includes for 2003 and 2004, respectively, matching contributions to the Company's 401(k) plan in the amount of $3,064 and $6,500, and premiums on life and disability insurance for all three years. In addition, the Company provided an automobile to the officer, which resulted in additional compensation of $6,114, $4,360 and $3,987 for 2002, 2003 and 2004, respectively.

(4)
Includes for 2003 and 2004, respectively, commissions of $62,630 and $48,115, and amounts for auto allowance of $1,704 and $4,694 for 2002 and 2004, respectively.

(5)
Includes premiums on life and disability insurance, and matching contributions to the Company's 401(k) plan of $2,953 in 2003 and $6,500 in 2004.

(6)
Includes premiums on life and disability insurance and matching contributions to the Company's 401(K) plan in the amount $2,897 for 2003 and $6,500 in 2004.

(7)
Includes premiums on life and disability insurance and matching contributions to the Company's 401(K) plan in the amount $1,815 for 2003 and $3,900 in 2004. In addition all three years include $6,000 of an auto allowance.

(8)
Mr. Rade resigned his CEO title effective April 28, 2004 and retired as an employee effective December 31, 2004.

(9)
Mr. Levering resigned as an employee effective December 31, 2004.

1995 Stock Option Plan

        The 1995 Stock Option Plan was adopted by the Board of Directors and approved by the Stockholders in June 1995. The Board of Directors and Stockholders approved certain amendments to the 1995 Stock Option Plan in 1997.

1998 Stock Option Plan

        The 1998 Stock Option Plan was adopted by the Board of Directors, and approved by the Stockholders in June 1998. The Board of Directors and Stockholders approved certain amendments to the 1998 Stock Option Plan in 2001 and again in 2004.

2005 Stock Incentive Plan

        The 2005 Stock Incentive Plan was approved by the Board of Directors on April 13, 2005. The 2005 Stock Incentive Plan is discussed in detail at "Proposal 2—Approval of the 2005 Stock Incentive Plan".

Option/SAR Grants in Last Fiscal Year

Option Grants In Fiscal 2004

        The following table provides information with respect to stock option grants made to the Named Executive Officers during fiscal 2004. No stock appreciation rights or awards of restricted stock were granted to any of the Named Executive Officers during fiscal 2004.

        Of the 900,000 options listed below, 516,000 were issued under the 1995 Plan, 259,000 were issued under the 1998 Plan and the remaining 125,000 options were non-qualified and issued outside of either plan. Generally, stock options under these plans become exercisable with respect to 25% of the shares on each of the first four annual anniversaries of the date of grant and, in certain cases, subject to acceleration upon change in control. These 900,000 options all vest as noted above and vest upon a change in control.

        The potential realizable value of the options in the table below is calculated based upon the term of the option at its time of grant, and by assuming that the aggregate exercise price appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated price. The hypothetical 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent AXS-One's estimates or projections of future common stock prices. There can be no assurance that the common stock will appreciate at any particular rate or at all.

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal 2004(1)
Name			Exercise Price Per Share(2)	Expiration Date
					At 5%	At 10%
William P. Lyons	900,000	33.7%	$4.21	04/28/14	$2,382,882	$6,038,690

(1)
Based on 2,670,325 options granted to all employees during fiscal 2004.

(2)
Options were granted at an exercise price equal to the fair market value of AXS-One's common stock as of the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth certain information with respect to the Named Executive Officers regarding stock option holdings as of December 31, 2004, and stock options exercised during fiscal 2004. No stock appreciation rights were exercised by any Named Executive Officer during fiscal year 2004 and no stock appreciation rights nor shares of restricted stock were outstanding as of December 31, 2004.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised in-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired Options Exercised (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William P. Lyons	—	$—	—	900,000	$—	$—
John A. Rade	—	—	808,000	—	1,348,560	—
Elias Typaldos	—	—	90,000	—	201,300	—
Gennaro Vendome	—	—	54,000	—	120,780	—
William G. Levering III	—	—	160,000	—	304,450	—
Paul Abel	—	—	85,400	10,000	149,513	4,400

(1)
Based on the fair market value of the Company's Common Stock using the closing selling price on the American Stock Exchange of $2.57 per share of Common Stock at December 31, 2004, less the exercise price payable for such shares.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information with respect to securities authorized for issuance under equity compensation plans that were either previously approved by security holders or not previously approved by security holders as of December 31, 2004.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights. (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	7,332,428	$2.04	616,656
Equity compensation plans not approved by security holders	641,129	$4.23	—

Total	7,973,557	$2.21	616,656

        The equity compensation plans not approved by the security holders relate to 516,129 warrants issued to private placement investors and 125,000 non-plan options issued to Mr. Lyons.

Employment and Severance Agreements

        The Company typically has employment agreements with all its employees including the Named Executive Officers, which detail initial annual salary, stock options, benefits and severance agreements, if applicable. The Named Executive Officers' severance agreements range from six to thirty months.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on matters of the Company's compensation philosophy and the compensation of executive officers. The Compensation Committee also is responsible for the administration of the Company's equity plans under which option grants and restricted stock awards may be made to executive officers and other employees. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers in fiscal year 2004.

        General Compensation Policy.    As set forth in its charter, adopted in 2005, the fundamental policy of the Compensation Committee is to create a competitive compensation structure that will help attract and retain key management talent, assure the integrity of the Company's compensation and benefit practices, and tie compensation to performance and to safeguard the interests of all stockholders. Compensation plans should not include any incentives that would (a) conflict with any applicable laws or regulations in the jurisdictions in which the employee operates, or (b) encourage any behavior that would be in conflict with the Company' Code of Conduct. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is typically comprised of two elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

        Factors.    The principal factors that the Compensation Committee considered with respect to each executive officer's compensation package for fiscal year 2004 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in advising the Chief Executive Officer and the Board of Directors with respect to executive compensation for future years.

        Base Salary.    The suggested base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

        From time to time, the Compensation Committee may advocate cash bonuses when such bonuses are deemed to be in the best interest of the Company.

        Long-Term Incentive Compensation.    Long-term incentives are provided through grants of stock options or awards of restricted stock. The grants and awards are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Each restricted stock award grants the individual non-transferable shares of the Company's Common Stock. The restriction on transferability terminates after the expiration of a specified number of years (generally five years), subject to acceleration if certain performance targets are met by the Company. If the individual leaves the Company prior to complete termination of the restriction on transferability, then the shares still so restricted forfeit back to the Company. Accordingly, the option grant or restricted stock award will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then, with respect to options, only if the market price of the underlying shares appreciates.

        The number of shares subject to each option grant or restricted stock award is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option or restriction term and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options and restricted shares held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option or restricted share holdings of the Company's executive officers.

        CEO Compensation.    In advising the Board of Directors with respect to the compensation payable to the Company's Chief Executive Officer, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent and (ii) to make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation.

        The base salary established for Mr. Rade on the basis of the foregoing criteria was intended to provide a level of stability and certainty each year. Accordingly, this element of compensation was not affected to any significant degree by Company performance factors. Effective July 1, 2001, Mr. Rade, together with other senior officers of the Company, received a 10% reduction in base salary which continued into 2002. Effective July 1, 2002, Mr. Rade's Annual Salary was reduced to 280,000, less the 10% continued reduction to December 31, 2002. Mr. Rade's salary was $375,000 in 2003 and $400,000 in 2004. Mr. Rade resigned as CEO effective in April 2004 and resigned as an employee effective December 31, 2004. Mr. Rade will continue to act as a consultant during 2005 and will be paid $317,000 as total compensation. Upon his employment by the Company, Mr. Rade was granted 25,000 shares of restricted stock and two stock options. The first stock option for 300,000 shares vested in three equal annual installments, and the other stock option for 300,000 shares vested either upon the earlier to occur of the completion of seven years of service with the Company or the achievement of certain performance-measured milestones. The Company has met one of the milestones and as such, 100,000 of these options vested. The remaining 200,000 shares were to vest in 2003 but were accelerated to 2002. The Company granted Mr. Rade 88,000 additional options due to anti-dilution provisions contained in the original stock option agreement related to certain stock issuances. Of these additional options, 50% vested in the manner of the first stock option and 50% vested in the manner of the other stock option. Mr. Rade received two stock option grants during 2001 totaling 120,000 shares, of which 40,000 shares vested on December 31, 2001, and the remaining 80,000 shares vested in equal quarterly installments during 2002. As of December 31, 2004 all of Mr. Rade's options are fully vested. On March 22, 2005, Mr. Rade exercised 688,000 of his outstanding options.

        Effective with Mr. Rade's resignation in April 2004 as noted above, the Company hired Mr. Lyons as the new CEO. Mr. Lyons' annual base salary was $400,000 which was prorated for 2004. In addition, Mr. Lyons was eligible for a bonus based on achieving certain financial metrics. Mr. Lyons was paid a bonus of $43,200 during 2004 in accordance with the bonus plan. Upon his employment with the Company, Mr. Lyons was granted 900,000 stock options that vest in four equal annual installments.

        Compliance with Internal Revenue Code Section 162(m).    As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers, which is not considered to be performance based. Compensation that does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Company's equity plans contain certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

        The Compensation Committee does not expect that the compensation to be paid to the Company's executive officers for the 2004 fiscal year will exceed the $1 million limit per officer. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

THE COMPENSATION COMMITTEE

Robert Migliorino Edwin T. Brondo
April 15, 2005

PERFORMANCE GRAPH

        Set forth below is a table comparing the annual percentage change in the Company's cumulative total stockholder return on its Common Stock from December 31, 1999 to the last day of the Company's last completed fiscal year (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of the Company's share price at the end over the price at the beginning of the measurement period, by (ii) the share price at the beginning of the measurement period) with the cumulative total return so calculated of the Amex Market Value Index and the RDG Software Composite Index during the same period.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AXS-ONE INC., THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
AND THE RDG SEMICONDUCTOR COMPOSITE INDEX

*
$100 invested on 12/31/99 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation, Audit Committee Report and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will either such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2005 by (i) each Director and nominee for Director, (ii) each of the Named Executive Officers, (iii) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock and (iv) all executive officers and Directors as a group. The information concerning beneficial owners of more than 5% of the Company's Common Stock is based on filings with the Securities and Exchange Commission on Schedules 13(D), 13(G) and on Forms 3, 4, and 5; and certain other information obtained by the Company.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Shares Outstanding(1)
William P. Lyons	324,600	(2)	1.14%
Elias Typaldos	2,536,624	(3)	8.88%
John A Rade	884,100	(4)	3.10%
Gennaro Vendome	1,521,060	(5)	5.33%
Robert Migliorino	139,480	(6)	*
William Vogel	207,800	(7)	*
Edwin T. Brondo	132,000	(8)	*
Daniel H. Burch	65,000	(9)	*
Allan Weingarten	63,000	(10)	*
William G. Levering, III	45,000	(11)	*
Paul Abel	86,400	(12)	*
Andreas Typaldos	2,533,439	(13)	8.87%
All Current Directors and Executive Officers As a Group (12 persons)	5,160,964	(14)	18.07%

*
Represents beneficial ownership of less than one percent of the Common Stock outstanding.

(1)
Applicable percentage of ownership as of March 31, 2005 is based upon 28,563,566 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Gives effect to the shares of Common Stock issuable within 60 days of March 31, 2005 upon exercise of all options and other rights beneficially owned by the indicated stockholders on that date.

(2)
Represents 99,600 shares owned by the Lyons Family Trust dated February 17, 1992.

(3)
Includes (i) 327,521 shares owned by the Elias Typaldos Grantor Retained Annuity Trust dated October 13, 1994, (ii) 1,147,750 shares held by the Elias Typaldos Family Limited Partnership, (iii) 129,938 shares owned by the Judith Typaldos Grantor Retained Annuity Trust dated October 13, 1994, (iv) 3,313 shares held by Judith Typaldos, Mr. Typaldos' wife, 96,000 shares held by Judith Typaldos as custodian for Mr. Typaldos' children and (v) 90,000 shares of Common Stock which may be purchased within 60 days of March 31, 2005 upon exercise of stock options. Mr. Typaldos' business address is the Company's principal executive offices.

(4)
Includes 120,000 shares of Common Stock, which may be purchased within 60 days of March 31, 2005 upon the exercise of stock options.

(5)
Includes (i) 89,407 shares held by Carol Vendome, (ii) 149,062 shares held by the Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iii) 151,297 shares held by the Carol Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iv) 71,905 shares held by Carol Vendome as custodian for Laura and Chris Vendome, (v) 179,095 shares held by the Vendome Family Limited Partnership and (vi) 54,000 shares of Common Stock which may be purchased within 60 days of March 31, 2005 upon exercise of stock options. Mr. Vendome's business address is the Company's principal executive offices.

(6)
Includes 98,000 shares of Common Stock, which may be purchased within 60 days of March 31, 2005 upon exercise of stock options.

(7)
Includes (i) 89,300 shares held by the William E. Vogel IRA and (ii) 101,000 shares of Common Stock which may be purchased within 60 days of March 31, 2005 upon exercise of stock options.

(8)
Includes 95,000 shares of Common Stock which may be purchased within 60 days of March 31, 2005 upon exercise of stock options.

(9)
This number represents the number of shares of Common Stock, which may be purchased by Mr. Burch within 60 days of March 31, 2005 upon the exercise of stock options.

(10)
Includes 60,000 shares of Common Stock which may be purchased within 60 days of March 31, 2005 upon exercise of stock options.

(11)
Represents shares owned by Mr. Levering.

(12)
Includes 85,400 shares of Common Stock, which may be purchased by Mr. Abel within 60 days of March 31, 2005 upon the exercise of stock options.

(13)
Includes (i) 680,504 shares owned by the Andreas Typaldos GRAT dated September 29, 1993; (ii) 11,047 shares owned by Renee Typaldos, Mr. Typaldos' wife, (iii) 755,504 shares owned by the Renee Typaldos GRAT dated September 29, 1993,and (iv) 736,384 shares held by the Andreas Typaldos Family Limited Partnership. Mr. Typaldos' business address is e-Vantage Solutions, Inc., 41 East 11th Street, New York, NY 10003.

(14)
Includes 1,681,400 shares of Common Stock, which may be purchased within 60 days of March 31, 2005 upon the exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the securities laws of the United States, the Company's Directors, Executive Officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities Exchange Commission, the American Stock Exchange and the Company. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during fiscal year 2004. Based solely on its review of such forms received by it from such persons for their fiscal year 2004 transactions, the Company believes that all filing requirements applicable to such officers, directors, and greater than ten percent beneficial owners were complied with, except that (i) Mr. Brondo and Mr. Burch each filed a Form 4 relating to the grant by the Company, on June 9, 2004, of an option to purchase 10,000 shares of the Company's Common Stock two weeks late as a result of an SEC delay in renewing Messrs. Brondo's and Burch's passwords to access the online filing system, and (ii) Mr. Dym was three weeks late in filing his Form 3.

CERTAIN TRANSACTIONS

        During the year ended December 31, 2004, the Company recorded as expense approximately $1,000 related to work performed by Mergence Technology Corporation on behalf of the Company, which sum includes royalties paid to Mergence in connection with the Company's licensing to its customers of certain software owned by Mergence. Mergence is the successor-in-interest to S-Cubed International's rights and obligations under certain contracts with the Company. Mr. Rade, who joined the Company as Chief Executive Officer and President in February 1997 and resigned from such positions in April 2004, founded S-Cubed International in February 1990 and during at least part of 2004 beneficially owned 53% of the outstanding stock of Mergence. The Company believes that the amounts paid to Mergence are comparable to the amounts the Company would have otherwise paid for comparable services from an unaffiliated party.

        In August 2003, the Company entered into a business relationship with an entity that is owned by the Company's initial chairman and principal stockholder. This entity is providing consulting services related to the development of the Company's instant messaging archiving product. For the year ended December 31, 2004, the Company recorded $84,000 as research and development expense from this related party. The Company discontinued use of this entity's services in June 2004.

PROPOSAL 2

APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

        The Board of Directors adopted the 2005 Stock Incentive Plan (the "2005 Plan") on April 13, 2005, subject to stockholder approval at the 2005 Annual Meeting. The Board believes that it is in the best interests of the Company to adopt the 2005 Plan so that the Company can continue to attract and retain the services of those persons essential to the Company's growth and financial success.

        The following is a summary of the principal features of the 2005 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Plan and is qualified in its entirety by reference to the 2005 Plan document, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to this proxy statement. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Rutherford, New Jersey.

Administration

        The 2005 Plan is administered and interpreted by a committee of the Board of Directors (currently the Compensation Committee) consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and Amex Rule 121A, a non-employee director as defined in Rule 16b-3, an outside director as defined under Section 162(m) of the Code and an "independent director" as defined under Amex Rule 121A (the "Committee"). If no Committee exists which has the authority to administer the 2005 Plan, the functions of the Committee will be exercised by the Board of Directors. Except with regard to options automatically granted under the 2005 Plan to non-employee directors, the Committee has the full authority and discretion, subject to the terms of the 2005 Plan, to grant awards under the 2005 Plan and to determine the persons to whom awards will be granted. With regard to options automatically granted under the 2005 Plan to non-employee directors, the Board administers and interprets the 2005 Plan. The Committee has authority to delete its duties under the 2005 Plan, including, without limitation, the discretion to delegate authority to officers to grant awards under the 2005 Plan.

Eligibility

        All employees and consultants of the Company and its affiliates are eligible to receive grants of stock options, stock appreciation rights and shares of restricted stock (collectively, "Awards") under the 2005 Plan. Prospective employees and consultants are also eligible to participate in the 2005 Plan, subject to such individual actually becoming an employee or consultant. Non-employee directors of the Company automatically receive grants of stock options under the 2005 Plan and are eligible to receive discretionary grants of stock options under the 2005 Plan.

Available Shares

        A maximum of 1,500,000 shares of Common Stock are available for Awards under the 2005 Plan, of which 375,000 are available for awards of restricted stock.

        The maximum number of shares of Common Stock subject to Awards intended to be "performance-based" compensation within the meaning of Section 162(m) of the Code which may be granted to any employee during any calendar year will not exceed 500,000 shares except that, for the calendar year in which such individual commences his or her employment, the maximum grant will not exceed 1,000,000 shares. If a tandem stock appreciation right or a limited stock appreciation right is granted in tandem with a stock option, it will apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the 2005 Plan. To the extent that shares of Common Stock for which Awards are permitted to be granted to an employee during a calendar year of the Company are not covered by a grant during such calendar year, such shares of Common Stock will be available for grant or issuance to the employee in any subsequent calendar year during the term of the 2005 Plan.

        The Committee or the Board, as applicable, may make appropriate adjustments to the number of shares available for Awards and the terms of outstanding Awards to reflect any change in the Company's capital structure or business by reason of a stock dividend, extraordinary dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the Company (and certain other events).

Types of Awards

        Stock Options.    The 2005 Plan authorizes the Committee to grant stock options to purchase shares of the Company's Common Stock to employees and consultants of the Company and its affiliates and to non-employee directors of the Company. Options granted to employees of the Company or any "subsidiary" or "parent" (within the meaning of Section 424 of the Code) may be in the form of incentive stock options ("ISOs") or non-qualified stock options. Options granted to non-employee directors of the Company, consultants of the Company and its affiliates and employees of affiliates that do not qualify as "subsidiaries" or "parents" may only be non-qualified stock options. Except with regard to automatic option grants to non-employee directors, the Committee determines the number of shares subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an ISO granted to a ten percent stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a ten- percent stockholder, 110 percent of fair market value).

        Options granted to employees and consultants are exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant. All options granted to employees and consultants might be made exercisable in installments, and the Committee may accelerate the exercisability of such options. The exercise price of an option may be paid in cash, to the extent permitted by applicable law, by a cashless exercise procedure through a broker or by such other methods approved by the Committee (which may include payment in shares of Common Stock owned for at least six months).

        Stock Appreciation Rights.    The 2005 Plan authorizes the Committee to grant stock appreciation rights ("SARs") to employees and consultants, either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). A SAR is a right to receive a payment in a number of shares of Common Stock equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the reference price per share established in connection with the grant of the SAR. The reference price per share covered by a SAR is the per share exercise price of the related option in the case of a Tandem SAR and is the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

        A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the related option. A Tandem SAR generally may be exercised only at such times and to the extent the related option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related option.

        A Non-Tandem SAR is exercisable as provided by the Committee and has such other terms and conditions as the Committee may determine. A Non-Tandem SAR may have a term no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances.

        The Committee is also authorized to grant "limited SARs" to employees and consultants, either as Tandem SARs or Non-Tandem SARs. Limited SARs become exercisable only upon the occurrence of a change in control of the Company or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

        Restricted Stock.    The Committee will determine the employees and consultants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid, the time or times at which such awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to accelerated vesting and all other terms and conditions of the restricted stock. The Committee may condition the grant or vesting of restricted stock upon the attainment of specified performance targets or such other factors as the Committee may determine. Awards of restricted stock may or may not be intended to comply with the "performance-based" compensation exception under Section 162(m) of the Code.

        Awards of restricted stock that are intended to comply with the "performance-based" compensation exception under Section 162(m) of the Code will be granted or vest based upon the attainment of pre-established objective performance goals established by the Committee by reference to one or more of the following: (i) enterprise value or value creation targets, after-tax or pre-tax profits, operational cash flow, earnings per share or earnings per share from continuing operations, net sales, revenues, net income or earnings before income tax or other exclusions, return on capital, market share or after-tax or pre-tax return on stockholder equity of the Company; (ii) the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (iii) the fair market value of the shares of the Company's Common Stock; (iv) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; (v) controllable expenses or costs or other expenses or costs of the Company; or (vi) economic value added targets based on a cash flow return on investment formula. The performance goals may be based upon the attainment of specified targets by the Company or any subsidiary, division, other operational unit or administrative department of the Company.

        Unless otherwise determined by the Committee at grant or thereafter, upon a participant's termination of employment or termination of consultancy (as applicable) for any reason during the relevant restriction period, all restricted stock still subject to restriction will be forfeited.

        Non-Employee Director Stock Options.    Under the 2005 Plan, each new non-employee director of the Company receives an automatic grant of options to purchase 40,000 shares of Common Stock (or such other quantity of shares as the Board shall, from time to time during the term of the 2005 Plan, determine) on the date he or she begins service as a non-employee director. In addition, each non-employee director receives an automatic grant of options to purchase 10,000 shares of Common Stock (or such other quantity of shares as the Board shall, from time to time during the term of the 2005 Plan, determine) on the date of each annual meeting of stockholders, provided such individual has been a non-employee director for the previous twelve months. The Board may also award discretionary grants of options to non-employee directors. The options have a ten-year term and an exercise price equal to the fair market value of the Common Stock at the time of grant. The automatic non-employee directors' stock options vest and become exercisable in four equal installments on each of the first four anniversaries of the date of grant; discretionary non-employee directors' stock options vest and become exercisable in accordance with the schedule set by the Board. Upon a change in control of the Company or termination of directorship as a result of death or disability, all then unvested options will fully vest and become exercisable in their entirety. The exercise price may be paid in cash, to the extent permitted by applicable law, by a cashless exercise procedure through a broker or by such other methods approved by the Board of Directors (which may include payment in shares of Common Stock owned for at least six months).

Change in Control

        Upon a change in control of the Company (as defined in the 2005 Plan), all unvested options granted to a non-employee director will fully vest and become exercisable. Unless otherwise determined by the Committee at grant, Awards granted to employees and consultants will fully vest and become exercisable in their entirety, provided that: (i) the Committee may elect to purchase any option at the "change in control price" (as defined in the 2005 Plan) and (ii) no acceleration of vesting and exercisability will occur with regard to options that the Committee determines in good faith prior to a change in control of the Company will be honored or assumed or new rights substituted therefore by a participant's employer immediately following the change in control of the Company.

Amendment and Termination

        In general, the 2005 Plan may be amended or terminated in its entirety by the Board of Directors or the Committee, provided that the rights granted to an individual prior to such amendment or termination may not be impaired without the consent of such individual. In addition, generally no such amendment, without stockholder approval to the extent such approval is required by the laws of the State of Delaware, Rule 16b-3, the rules of the American Stock Exchange or under Section 162(m) or 422 of the Code, may increase the aggregate number of shares of Common Stock that may be issued under the 2005 Plan, increase the maximum individual Award limits for any calendar year, change the classification of employees and consultants eligible to receive Awards, decrease the minimum exercise price of any option or SAR or extend the maximum option term under the 2005 Plan.

        Awards under the 2005 Plan may not be made on or after April 13, 2015, but awards granted prior to such date may extend beyond that date.

Miscellaneous

        Subject to limited post-service exercise periods and vesting in certain instances, Awards to participants under the 2005 Plan are generally forfeited upon any termination of employment, consultancy or directorship. Awards have such terms and terminate upon such conditions as may be contained in the individual Awards. Although Awards are generally nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified option granted to an employee or consultant that is otherwise nontransferable may be transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

        Because future Awards granted under the 2005 Plan will be based upon prospective factors including the nature of services to be rendered by employees and consultants (including prospective employees and consultants) and their potential contributions to the success of the Company, actual Award grants cannot be determined at this time, except that non-employee directors are eligible for automatic stock option grants as described above.

        The last reported sales price for the Company's Common Stock as reported on the American Stock Exchange on April 15, 2005 was $2.99 per share.

U.S. Federal Income Tax Consequences

        The following discussion of the principal U.S. federal income tax consequences with respect to options under the 2005 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

        Under current federal income tax law, when an employee is granted a stock option that qualifies as an ISO, the granting of such option to the employee, or the exercise of the option, is not a taxable event. The employer that granted the option is not entitled to claim a trade or business expense deduction with respect to the ISO.

        When the employee exercises the ISO, and holds the stock for a specified period (generally two years from the date that the ISO was granted and one year from the date that the option was exercised), the employer does not take any tax deduction with respect to the exercise of the option, nor does the employee recognize any income. The employer is however, allowed a deduction when the holding period is met and the underlying stock is sold and the employee recognizes income at the same time, generally at preferential capital gains rates.

        Certain events can disqualify the stock option from being considered an ISO. These events include, but are not limited to, a failure of the optionee to satisfy the holding period discussed above, limitations on the amount of the fair market value of the underlying stock exercised in a single year by an individual and alternative minimum tax consequences. These disqualifying events can alter the timing of the tax deduction by the employer and the recognition of income by the individual (a "disqualifying disposition"). In general, in the event of a disqualifying disposition any gain equal to the difference between the exercise price and the lesser of (i) the fair market value of the Common Stock at exercise or (ii) the amount realized on disposition over the exercise price, will constitute ordinary income. Any remaining gain is treated as long-term or short-term capital gain and taxed at the applicable rate, depending on the optionee's holding period for the sold stock. The Company generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee, subject to the requirements of Section 162(m) of the Code.

        The treatment of nonqualified options, with no ascertainable fair market value, is similar to that of a disqualified ISO. The taxable event generally occurs when the option is exercised. The optionee recognizes compensation income at that point, and the Company receives a corresponding deduction.

        In addition: (i) any officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, including, without limitation, Section 162(m) of the Code regarding the $1 million annual limitation on deductible compensation; (iii) in the event that the exercisability of an award is accelerated because of a change in control of the Company, payments relating to the awards, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company; and (iv) the exercise of an ISO may have implications in the computation of alternative minimum taxable income.

        In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per taxable year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options and SARs will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares which may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the Common Stock at the time of grant, and the plan under which the options and SARs are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 2005 Plan is intended to satisfy these requirements with respect to options and SARs granted to employees. Restricted stock granted under the 2005 Plan may or may not qualify under the performance-based compensation exception under Section 162(m) of the Code.

        The 2005 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended and is not, nor is it intended to be, qualified under Section 401(a) of the Code.

        The affirmative vote of a majority of the shares of the Company's outstanding Common Stock present or represented by proxy, and entitled to vote, at the Annual Meeting is required to approve the adoption of the 2005 Plan.

        There have been no Awards granted to date under the 2005 Plan.

        The Board of Directors recommends that the stockholders vote FOR the adoption of the 2005 Plan.

PROPOSAL 3

PROPOSED RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTING FIRM

        The Audit Committee of the Board of Directors has appointed KPMG LLP to serve as the Company's independent registered public accounting firm for fiscal year 2005. KPMG LLP served as the Company's independent registered public accounting firm during fiscal year 2004. In the event that ratification of this selection of an independent registered public accounting firm is not approved by the affirmative vote of a majority of shares having voting power present in person or represented by proxy at the meeting, the selection of an independent registered public accounting firm will be reconsidered by the Audit Committee. After such reconsideration, the Audit Committee may, possibly without seeking further stockholder ratification, either reaffirm its appointment of KPMG LLP or decide to appoint another independent registered public accounting firm.

Audit Fees

        The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the years ended December 31, 2004 and 2003, and the reviews of the consolidated financial information included in the Company's Forms 10-Q for fiscal 2004 and 2003, were $411,000 and $375,000 respectively.

Financial Information Systems Design and Implementation Fees

        There were no fees billed by KPMG LLP during 2004 or 2003 for services related to financial information systems design and implementation.

All Other Fees

        The aggregate fees billed by KPMG LLP for services other than services noted above were approximately $96,000 and $17,000 for the years ended December 31, 2004 and 2003, respectively and were comprised of the following:

	2004	2003
Tax fees-compliance	$32,000	$17,000
Audit related(a)	64,000	-0-

	$96,000	$17,000

(a)
Audit-related services included reviews of regulatory filings, related research and consultation and the issuance of consents.

        The Audit Committee has considered whether, and concluded that, the provision of these services is compatible with maintaining KPMG LLP's independence. The Audit Committee approved all of these other fees.

        Representatives from KPMG LLP are expected to be in attendance at the Annual Meeting with the opportunity to make a statement and respond to questions.

        All services rendered by KPMG LLP in 2004 were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        Consistent with the requirements of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. The Audit Committee has approved the engagement of KPMG LLP.

The Board of Directors recommends a vote for ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm.

STOCKHOLDER PROPOSALS

        In accordance with regulations issued by the Securities and Exchange Commission, stockholder proposals intended for presentation at the 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than January 1, 2006, if such proposals are to be considered for inclusion in the Company's proxy statement and form of proxy. In addition, if a stockholder does not advise the Company by March 15, 2006 that the stockholder intends to submit a proposal to the Company's stockholders that will not be included in the Company's proxy statement, the proxies named in the Company's form of proxy may exercise their discretionary authority in voting on the stockholder's proposal.

CODE OF ETHICS

        The Board of Directors adopted a Code of Ethics in January 2003 applicable to all employees and directors of the Company, including its principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available, without charge, by written request to the Company's Secretary at the corporate offices in Rutherford, NJ or on the Company's web site (www.axsone.com). Any amendments to or waivers of the Code of Ethics that apply to the Company's principal executive officer, principal financial officer or principal accounting officer and that relates to any element of the definition of the term "code of ethics," as the term is defined by the Securities and Exchange Commission, will be posted on our website at www.axsone.com.

OTHER MATTERS

        Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

        Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.

By Order of the Board of Directors,
/s/ WILLIAM P. LYONS William P. Lyons Chairman of the Board and Chief Executive Officer

Rutherford, New Jersey
April 15, 2005

AXS-ONE INC.

PROCESS FOR STOCKHOLDERS TO COMMUNICATE DIRECTLY
WITH BOARD OF DIRECTORS OR A DIRECTOR

        Recognizing its role as the representative of the Company's stockholders, the Board of Directors of AXS-One has adopted this process for stockholders of the Company to communicate directly with the Board as a collective body or with individual director(s).

        Communications should be accompanied by sufficient evidence of the current stockholder status of the correspondent and should be addressed to:

        [AXS-One Board of Directors OR Mr.                                 , Director of AXS-One]

      c/o General Counsel
      AXS-One Inc.
      301 Route 17 North
      Rutherford, NJ 07070
      Fax: 201-939-6955

        Said General Counsel will forward correspondence received (a) which is addressed to the Board, to the Chairman of the Board, and (b) which is addressed to an individual director, to that director.

February 1, 2004

AXS-ONE INC.

2005 STOCK INCENTIVE PLAN

A-i

Exhibit A

AXS-One Inc.
2005 Stock Incentive Plan

ARTICLE I.

PURPOSE

        The purpose of the AXS-One Inc. 2005 Stock Incentive Plan (the "Plan") is to enhance the profitability and value of AXS-One Inc. (the "Company") and its Affiliates for the benefit of the Company's stockholders by enabling the Company: (i) to offer employees and Consultants of the Company and its Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders, and (ii) to make equity based awards to Non-Employee Directors of the Company thereby attracting, retaining and rewarding such Non-Employee Directors and strengthening the mutuality of interests between such individuals and the Company's stockholders.

ARTICLE II.

DEFINITIONS

        For purposes of this Plan, the following terms shall have the following meanings:

        2.1.    "Acquisition Events" shall have the meaning set forth in Section 4.2(d).

        2.2.    "Affiliate" shall mean other than the Company, (i) any Subsidiary; (ii) any corporation in an unbroken chain of corporations beginning or ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

        2.3.    "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

        2.4.    "Board" shall mean the Board of Directors of the Company.

        2.5.    "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define "cause" (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines "cause" (or words of like import); provided, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. A Participant shall be deemed to be terminated for "cause" if the Participant, following his or her Termination of Employment or Termination of Consultancy, engages in any "competitive activity" with the Company or its Affiliates, as determined by the Committee, in its sole discretion. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

        2.6.    "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

        2.7.    "Committee" shall mean a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a "non-employee director" as defined in Rule 16b-3 and an "outside director" as defined under Section 162(m) of the Code and an "independent director" as defined under Amex Rule 121A. Notwithstanding anything herein to the contrary, the Board shall act as the Committee under this Plan with respect to any grants of Non-Qualified Stock Options to Non-Employee Directors (whether discretionary or automatic). To the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, Section 162(m) of the Code or applicable stock exchange rules), such noncompliance with the requirements of Rule 16b-3, Section 162(m) of the Code or applicable stock exchange rules shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

        2.8.    "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

        2.9.    "Company" shall mean AXS-One Inc., a Delaware corporation.

        2.10.    "Consultant" shall mean any adviser or consultant to the Company or its Affiliates who is eligible pursuant to Section 5.1 to be granted Stock Options and Stock Appreciation Rights under this Plan.

        2.11.    "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

        2.12.    "Effective Date" shall mean the effective date of this Plan as defined in Article XV.

        2.13.    "Eligible Employee" shall mean any employee of the Company or its Affiliates who is eligible pursuant to Section 5.1 to be granted Stock Options and Stock Appreciation Rights under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employee shall mean any employee of the Company or any Affiliate described in Section 2.2(i) or (ii) who is eligible pursuant to Section 5.2 to be granted Incentive Stock Options under this Plan.

        2.14.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.15.    "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc., or any automated quotation system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee. For purposes of the exercise of any Stock

Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

        2.16.    "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.17.    "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 7.5 of this Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

        2.18.    "Non-Employee Director" shall mean any director of the Company who is not an employee of the Company or any Affiliate and who is eligible pursuant to Section 5.3 to be granted Stock Options under Article IX.

        2.19.    "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

        2.20.    "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to receive an amount in stock equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

        2.21.    "Participant" shall mean any Eligible Employee, Consultant or Non-Employee Director to whom an Award has been made under this Plan.

        2.22.    "Performance Goal" means the performance goals described on Exhibit A, attached hereto.

        2.23.    "Reference Stock Option" shall have the meaning set forth in Section 7.1.

        2.24.    "Restricted Stock" means an award of Common Stock under this Plan that is subject to Article VIII.

        2.25.    "Restriction Period" shall have the meaning set forth in Section 8.1.

        2.26.    "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company and an Affiliate by a Participant who has attained: (i) at least age 65; or (ii) such earlier date after age 55 as approved by the Committee, in its sole discretion, with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age 65.

        2.27.    "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

        2.28.    "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

        2.29.    "Stock Appreciation Right" or "SAR" shall mean the right pursuant to an Award granted under Article VII.

        2.30.    "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or granted to Non-Employee Directors pursuant to Article VI or IX.

        2.31.    "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

        2.32.    "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in stock equal to the excess of: (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

        2.33.    "Ten Percent Stockholder" shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.

        2.34.    "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Affiliates. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate.

        2.35.    "Termination of Directorship" shall mean, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

        2.36.    "Termination of Employment" shall mean: (i) a termination of service of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

        2.37.    "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

ARTICLE III.

ADMINISTRATION

        3.1.    The Committee.    This Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall act as the Committee under this Plan into respect to any discretionary grants of Non-Qualified Stock Options to Non-Employee Directors.

        3.2.    Awards.    The Committee or the Board, as applicable, shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof) Stock Options to Participants and Stock Appreciation Rights and Restricted Stock to Eligible Employees and Consultants and to otherwise administer this Plan. In particular, the Committee or the Board, as applicable, shall have the authority:

          (a)   to select the Participants to whom Stock Options may from time to time be granted hereunder and the Eligible Employees and Consultants to whom Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

          (b)   to determine whether and to what extent Stock Options are to be granted hereunder to one or more Participants and Stock Appreciation Rights and Restricted Stock are to be granted hereunder to one or more Eligible Employees or Consultants;

          (c)   to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to a Participant hereunder;

          (d)   to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to a Participant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option, Stock Appreciation Right or Restricted Stock, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee or the Board, as applicable, shall determine, in its sole discretion);

          (e)   to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

          (f)    to the extent permitted by law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Options under this Plan;

          (g)   to determine whether a Stock Appreciation Right shall be a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right;

          (h)   to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee or the Board, as applicable, in its sole discretion, following the date of the acquisition of such Option or Award;

          (i)    to modify, extend or renew an Award, subject to Sections 6.3(f) and 12.1 herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

          (j)    to offer to buy out an Option previously granted, based on such terms and conditions as the Committee or the Board, as applicable, shall establish and communicate to the Participant at the time such offer is made.

        3.3.    Guidelines.    Subject to Article XII hereof, the Committee or the Board, as applicable, shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee or the Board, as applicable, may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and Section 162(m) of the Code. The Committee or the Board, as applicable, may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith. Notwithstanding anything herein to the contrary, any provision in this Plan relating to any Award that constitutes a "non-qualified deferred compensation plan" for purposes of Code Section 409A shall be limited, construed and interpreted in a manner so as to comply therewith and any such provision that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

        3.4.    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and its Affiliates and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

        3.5.    Reliance on Counsel.    The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

        3.6.    Procedures.    The Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee may keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.7.    Designation of Consultants/Liability.

          (a)   The Committee or the Board, as applicable, may designate employees of the Company and professional advisors to assist the Committee or the Board, as applicable, in the administration of this Plan and may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee or the Board, as applicable.

          (b)   The Committee or the Board, as applicable, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, its directors, the Committee, its members and any person designated pursuant to Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him under this Plan.

ARTICLE IV.

SHARE AND OTHER LIMITATIONS

        4.1.    Shares.

            (a)    General Limitation.    The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan shall not exceed 1,500,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company, of which a maximum of 375,000 shares may be issued for Restricted Stock granted under this Plan. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right granted in tandem with an Option is granted under this Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. If Restricted Stock is forfeited for any reason, the number of forfeited shares of Restricted Stock shall again be available for the purposes of Awards under the Plan. In addition, to the extent permitted under Code Section 422 and the Treasury Regulations thereunder with respect to Incentive Stock Options, in determining the number of shares of Common Stock available for Awards, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company, or for withholding, in connection with the exercise of a Stock Option or the vesting or transfer of Restricted Stock or the number shares of Common Stock otherwise deliverable has been reduced for withholding, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available under this Plan. To the extent permitted under Code Section 422 and the Treasury Regulations thereunder, any shares of Common Stock that are issued by the Company, and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the shares of Common Stock available for issuance under this Plan other than with regard to determining the number of shares available for Incentive Stock Options.

            (b)    Individual Participant Limitations.    The maximum number of shares of Common Stock subject to an Option, Stock Appreciation Right or Restricted Stock that is intended to be "performance-based" compensation within the meaning of Section 162(m) of the Code, which may be granted under this Plan during any calendar year of the Company to each Eligible Employee shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2) other than with regard to the calendar year in which an Eligible Employee initially commences employment with the Company and its Affiliates. With respect to the calendar year in which an Eligible Employee initially commences employment with the Company and its Affiliates, but only with regard to such Eligible Employee, the maximum number of shares of Common Stock subject to such Awards which may be granted under this Plan shall be 1,000,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options. To the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant pursuant to Section 4.1(b) during a calendar year of the Company are not covered by a grant of an Award in the Company's calendar year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent calendar year during the term of this Plan.

        4.2.    Changes.

          (a)   The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, or Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

          (b)   In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee or the Board, as applicable, determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee or the Board, as applicable, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee or the Board, as applicable, in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

          (c)   Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee or the Board, as applicable, to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

          (d)   In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply. This provision shall not apply to any Options granted to Non-Employee Directors.

        4.3.    Purchase Price.    Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

ARTICLE V.

ELIGIBILITY

        5.1.    All employees, prospective employees and Consultants of the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock under this Plan. Eligibility shall be determined by the Committee in its sole discretion.

        5.2.    All employees of the Company and its Affiliates described in Section 2.2(i) or (ii) are eligible to be granted Incentive Stock Options under this Plan. Eligibility shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to prospective employees and Consultants are conditioned upon such individual actually becoming an employee or Consultant.

        5.3.    Non-Employee Directors of the Company are eligible to receive automatic awards of Non-Qualified Stock Options in accordance with Article IX of this Plan and discretionary awards of Non-Qualified Stock Options under Article VI of this Plan. Eligibility for discretionary awards of Non-Qualified Stock Options shall be determined by the Board in its sole discretion. The vesting and exercise of Awards granted to prospective employees and Consultants are conditioned upon such individual actually becoming an employee or Consultant.

ARTICLE VI.

STOCK OPTIONS

        6.1.    Options.    Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code, or (ii) a Non-Qualified Stock Option.

        6.2.    Grants.    The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). The Board shall have the authority to grant to any Non-Qualified Director a Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Employee of an Affiliate (other than one described in Section 2.2(i) or (ii)), a Non-Employee Director or a Consultant shall be a Non-Qualified Stock Option.

        6.3.    Terms of Options.    Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee or the Board, as applicable, shall deem desirable:

          (a)   Option Exercise Price.    The exercise price per share of Common Stock subject to a Stock Option granted under this Article VI shall be determined by the Committee or the Board, as applicable, at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall be no less than 110% of the Fair Market Value of the Common Stock.

          (b)   Option Term.    The term of each Stock Option shall be fixed by the Committee or the Board, as applicable, but no Stock Option shall be exercisable more than 10 years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

          (c)   Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee or the Board, as applicable, at the time of grant. If the Committee or the Board provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee or the Board, as applicable, may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, that the Committee or the Board, may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee or the Board shall determine, in its sole discretion.

          (d)   Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable, (which may include payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or the surrender of vested Options owned by the Participant). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e)   Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time the Option is granted until 3 months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

          Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (f)    Form, Modification, Extension and Renewal of Options.    Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee or the Board, as applicable, and the Committee or the Board may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

          (g)   Other Terms and Conditions.    Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee or the Board, as applicable, shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee or the Board, as applicable.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

        7.1.    Tandem Stock Appreciation Rights.    A Tandem Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under Article VI of this Plan. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

        7.2.    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

          (a)   Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

          (b)   Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII. Tandem Stock Appreciation Rights shall expire no later than the Reference Stock Options to which they relate.

          (c)   Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2 and the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan. The Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

          (d)   Payment.    Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the Reference Stock Option (which may not be less than the Fair Market Value of a share of Common Stock on the grant date) multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

        7.3.    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under Article VI of this Plan.

        7.4.    Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

          (a)   Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

          (b)   Exercisability.    Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (c)   Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during its term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

          (d)   Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, a number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

        7.5.    Limited Stock Appreciation Rights.    The Committee may, in its sole discretion, grant Limited Stock Appreciation Rights. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive a number of shares of Common Stock equal to the amount: (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights.

ARTICLE VIII.

RESTRICTED STOCK

        8.1.    Awards of Restricted Stock.    Restricted Stock may be issued to all eligible Participants pursuant to Section 5.1 of the Plan either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 8.3), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (if any) (the "Restriction Period") commencing with the date of such Award, as set forth in the applicable Award agreement.

        8.2.    Objective Performance Goals, Formulae or Standards.    Notwithstanding the foregoing, if the award of Restricted Stock is intended to comply with the "performance based" compensation exception under Section 162(m) of the Code and if the grant of such Award or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable number of shares of Restricted Stock to be granted or the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain in accordance with Section 162(m) of the Code. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. The Performance Goals are set forth in Exhibit A hereto.

        8.3.    Awards and Certificates.    A Participant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (a)   Purchase Price.    The purchase price of Restricted Stock shall be determined by the Committee, but shall not be less than as permitted under applicable law.

          (b)   Acceptance.    Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (c)   Legend.    Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

  "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the AXS-One Inc. (the "Company") 2005 Stock Incentive Plan, and an Award

  agreement entered into between the registered owner and the Company dated                        . Copies of such Plan and Award agreement are on file at the principal office of the Company."

          (d)   Custody.    The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

          (e)   Rights as Stockholder.    Except as provided in this subsection and subsection (d) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

          (f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

          (g)    Termination.    Unless otherwise determined by the Committee at grant or thereafter, upon a Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited.

ARTICLE IX.

NON-EMPLOYEE DIRECTOR STOCK OPTIONS

        9.1.    Options.    The terms of this Article IX shall apply only to Options granted to Non-Employee Directors.

        9.2.    Grants.    Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of this Plan, be granted:

          (a)   Options to purchase 40,000 shares (or such other quantity of shares as the Board shall, from time to time during the term of the Plan, determine) of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board on or after the Effective Date of this Plan, and

          (b)   Options to purchase 10,000 shares (or such other quantity of shares as the Board shall, from time to time during the term of the Plan, determine) of Common Stock on the date of each annual stockholders meeting of the Company, beginning with the 2005 annual stockholders meeting, provided such Non-Employee Director has, as of each such annual stockholders meeting, been a Non-Employee Director for at least 12 months and has not experienced a Termination of Directorship.

Notwithstanding any other provisions in the Plan to the contrary, the provisions of this Section 9.2 shall not take effect until the provisions set forth in Section 9.2 of the Company's 1998 Stock Option Plan, as amended, can no longer be implemented in full.

        9.3.    Non-Qualified Stock Options.    Stock Options granted under this Article IX shall be Non-Qualified Stock Options.

        9.4.    Terms of Options.    Options granted under this Article IX shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

          (a)    Option Exercise Price.    The Option exercise price per share of Common Stock subject to an Option granted pursuant to Section 9.2 shall be equal to 100% of the Fair Market Value of the share of Common Stock at the time of grant.

          (b)    Exercisability.    Except as otherwise provided herein, 25% of any Option granted under this Article IX shall be exercisable on or after each of the four anniversaries immediately following the date of grant. Notwithstanding the foregoing, all Options shall fully vest and become exercisable upon a Change in Control.

          (c)    Method of Exercise.    A Non-Employee Director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Board (which may include payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Board or the surrender of vested Options owned by the Participant). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

          (d)    Option Term.    Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

        9.5.    Termination of Directorship.    The following rules apply with regard to Options (including Options granted under Articles VI and IX) upon the Termination of Directorship:

          (a)    Termination of Directorship by reason of Death or Disability.    Except as otherwise provided herein, upon the Termination of Directorship, on account of death or Disability, all then outstanding Options shall fully vest and become exercisable and shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

          (b)    Otherwise Ceasing to be a Director Other than for Cause.    Except as otherwise provided herein, upon the Termination of Directorship, on account of Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

          (c)    Cause.    Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

          (d)    Cancellation of Options.    Except as provided in (a) above, no Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

        9.6.    Changes.

          (a)   The Awards to a Non-Employee Director under Articles VI and IX shall be subject to Sections 4.2(a), (b) and (c) of this Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

          (b)   If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

ARTICLE X.

NON-TRANSFERABILITY AND TERMINATION OF
EMPLOYMENT/CONSULTANCY PROVISIONS APPLICABLE TO STOCK OPTIONS
AND STOCK APPRECIATION RIGHTS

        10.1.    Except as otherwise provided in this Section 10.1, no Stock Option or Stock Appreciation Right shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights may be Transferred, to the extent permitted above, only with, and upon the same terms and conditions as, the underlying Stock Option. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option granted pursuant to Article VI (other than a Non-Qualified Stock Option granted to a Non-Employee Director) that is otherwise not transferable pursuant to this Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

        10.2.    Termination of Employment or Termination of Consultancy.    The following rules apply with regard to Options and SARs upon the Termination of Employment or Termination of Consultancy of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant (or his estate in the event of death) are reduced, thereafter:

          (a)    Termination by Reason of Death.    If a Participant's Termination of Employment or Termination of Consultancy is by reason of his death, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

          (b)    Termination by Reason of Disability or Retirement.    If a Participant's Termination of Employment or Termination of Consultancy is by reason of his Disability or Retirement, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant, at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Option or SAR; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option or SAR held by such Participant shall thereafter be exercisable by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

          (c)    Involuntary Termination Without Cause.    If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

          (d)    Voluntary Termination by the Participant.    If a Participant's Termination of Employment or Termination of Consultancy is a voluntary termination by the Participant and occurs prior to, or more than 90 days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy for Cause (without regard to any notice or cure period requirements), any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 30 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

          (e)    Termination for Cause.    If a Participant's Termination of Employment or Termination of Consultancy is: (i) for Cause, or (ii) a voluntary termination (as provided in subsection (d) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for Cause, any Stock Option or SAR held by such Participant shall thereupon terminate and expire as of the date of termination.

        10.3.    Termination Repayment.    Notwithstanding anything else in this Plan to the contrary, in the event (i) a Participant's Termination of Employment or Termination of Consultancy occurs not more than 3 months after the exercise of a Stock Option or SAR or vesting of Restricted Stock, or (ii) a Participant engages in a competitive activity as determined by the Committee in its sole discretion after the exercise of a Stock Option or SAR or vesting of Restricted Stock, the Committee may, in its sole discretion, require the Participant to pay the Company an amount in cash, for each share with respect to which the Option or SAR was exercised or to which the Restricted Stock vested, equal to the difference between: (i) the Fair Market Value of the Common Stock on the date of such termination or determination, as applicable, and (ii) the exercise price or purchase price (as applicable) for each such share.

ARTICLE XI.

CHANGE IN CONTROL PROVISIONS

        11.1.    Benefits.    In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award to an Eligible Employee or Consultant, the Participant shall be entitled to the following benefits:

          (a)   Subject to paragraph (b) below with regard to Options granted to Eligible Employees and Consultants, all outstanding Awards granted prior to the Change in Control shall be fully vested and immediately exercisable (as applicable) in their entirety. The Committee or the Board (as applicable), in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 11.1, Change in Control Price shall mean the higher of: (i) the highest price per share of Common Stock paid in any transaction related to the Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60 day period preceding the Change in Control.

          (b)   Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or an subsidiary of such employer), or, in the case of a Consultant, by the entity (or its parent or subsidiary) which retains the Consultant, immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

            (i)    the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

            (ii)   the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

            (iii)  the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

          For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation Section 1.425-1 (and any amendments thereto).

          (c)   Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Option (other than a grant to a Non-Employee Director pursuant to Article IX hereof), Stock Appreciation Right or Restricted Stock, upon a Termination of Employment or Termination of Consultancy during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the Pre-Change in Control Period shall be the 180 day period prior to a Change in Control.

        11.2.    Change in Control.    A "Change in Control" shall be deemed to have occurred:

          (a)   upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

          (b)   during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

          (c)   upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

          (d)   upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

ARTICLE XII.

TERMINATION OR AMENDMENT OF PLAN

        12.1.    Termination or Amendment.    Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware or applicable rules of any exchange or system on which the Company's securities are listed or traded, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no

amendment may be made which would: (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees and Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum exercise price of any Stock Option or SAR; or (v) extend the maximum option term under Section 6.3(b).

        The Committee (and in the case of awards of Stock Options to Non-Employee Directors, the Board) may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee (or the Board) shall impair the rights of any Participant without the Participant's consent.

        Notwithstanding anything herein to the contrary, any provision in this Plan relating to any Award that constitutes a "non-qualified deferred compensation plan" for purposes of Code Section 409A that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

ARTICLE XIII.

UNFUNDED PLAN

        13.1.    Unfunded Status of Plan.    This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE XIV.

GENERAL PROVISIONS

        14.1.    Legend.    The Committee or the Board, as applicable, may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee or the Board, as applicable, deems appropriate to reflect any restrictions on Transfer.

        All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee or the Board, as applicable, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee or the Board, as applicable, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        14.2.    Other Plans.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        14.3.    No Right to Employment/Consultancy/Directorship.    Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Option hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

        14.4.    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

        The Committee shall permit any such withholding obligation with regard to an Eligible Employee or Consultant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        14.5.    Listing and Other Conditions.

          (a)   As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Notwithstanding the foregoing, the grant of an Award hereunder is not intended to be conditional and the Company shall have no obligation to issue such shares unless and until such shares are so listed; provided, however, that any delay in the issuance of such shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

          (b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

          (c)   Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

        14.6.    Governing Law.    This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        14.7.    Construction.    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; however, noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of an Award under this Plan.

        14.8.    Other Benefits.    No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries or affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

        14.9.    Costs.    The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

        14.10.    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

        14.11.    Death/Disability.    The Committee or the Board, as applicable, may in its discretion require the transferee of a Participant's Award to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee or the Board, as applicable, deems necessary to establish the validity of the Transfer of an Award. The Committee or the Board, as applicable, may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

        14.12.    Severability of Provisions.    If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

        14.13.    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

ARTICLE XV.

EFFECTIVE DATE OF PLAN

        This Plan was originally adopted by the Board on April 13, 2005 (the "Effective Date"), subject to and conditioned upon the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and any applicable exchange requirements.

ARTICLE XVI.

TERM OF PLAN

        No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XVII.

NAME OF PLAN

        This Plan shall be known as the AXS-One Inc. 2005 Stock Incentive Plan.

EXHIBIT A

PERFORMANCE GOALS

        Performance Goals established for purposes of the grant and/or vesting of Restricted Stock intended to be "performance-based" under Section 162(m) of the Code shall be based on one or more of the following ("Performance Goals"): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division, other operational unit of the Company or administrative department); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, other operational unit or administrative department of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or earnings before income tax or other exclusions of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital or return on committed capital of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholder equity of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (ix) the attainment of certain target levels of, or a percentage increase in, market share; (x) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; (xi) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; (xii) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs of the Company, subsidiary, parent, division, operational unit or administrative department; or (xiii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula.

        In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 25, 2005
VOTING SECURITIES
PROPOSAL 1 ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
Option Grants In Fiscal 2004
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG AXS-ONE INC., THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX AND THE RDG SEMICONDUCTOR COMPOSITE INDEX
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN TRANSACTIONS
PROPOSAL 2 APPROVAL OF THE 2005 STOCK INCENTIVE PLAN
PROPOSAL 3 PROPOSED RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM
STOCKHOLDER PROPOSALS
CODE OF ETHICS
OTHER MATTERS
AXS-ONE INC. PROCESS FOR STOCKHOLDERS TO COMMUNICATE DIRECTLY WITH BOARD OF DIRECTORS OR A DIRECTOR
TABLE OF CONTENTS
AXS-One Inc. 2005 Stock Incentive Plan
ARTICLE I. PURPOSE
ARTICLE II. DEFINITIONS
ARTICLE III. ADMINISTRATION
ARTICLE IV. SHARE AND OTHER LIMITATIONS
ARTICLE V. ELIGIBILITY
ARTICLE VI. STOCK OPTIONS
ARTICLE VII. STOCK APPRECIATION RIGHTS
ARTICLE VIII. RESTRICTED STOCK
ARTICLE IX. NON-EMPLOYEE DIRECTOR STOCK OPTIONS
ARTICLE X. NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT/CONSULTANCY PROVISIONS APPLICABLE TO STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
ARTICLE XI. CHANGE IN CONTROL PROVISIONS
ARTICLE XII. TERMINATION OR AMENDMENT OF PLAN
ARTICLE XIII. UNFUNDED PLAN
ARTICLE XIV. GENERAL PROVISIONS
ARTICLE XV. EFFECTIVE DATE OF PLAN
ARTICLE XVI. TERM OF PLAN
ARTICLE XVII. NAME OF PLAN
EXHIBIT A PERFORMANCE GOALS